UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 21, 2019
Date of Report (Date of earliest event reported)
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CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-13300	54-1719854
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1680 Capital One Drive,
McLean,	Virginia		22102
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 720-1000
(Not applicable)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (par value $.01 per share)	COF	New York Stock Exchange
Depositary Shares of Series B Fixed Rate Non-Cumulative Perpetual Preferred Stock(1)	COF PRP	New York Stock Exchange
Depositary Shares of Series C Fixed Rate Non-Cumulative Perpetual Preferred Stock(1)	COF PRC	New York Stock Exchange
Depositary Shares of Series D Fixed Rate Non-Cumulative Perpetual Preferred Stock(1)	COF PRD	New York Stock Exchange
Depositary Shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock(1)	COF PRF	New York Stock Exchange
Depositary Shares of Series G Fixed Rate Non-Cumulative Perpetual Preferred Stock(1)	COF PRG	New York Stock Exchange
Depositary Shares of Series H Fixed Rate Non-Cumulative Perpetual Preferred Stock(1)	COF PRH	New York Stock Exchange
Depositary Shares of Series I Fixed Rate Non-Cumulative Perpetual Preferred Stock(1)	COF PRI	New York Stock Exchange
0.800% Senior Notes Due 2024	COF24	New York Stock Exchange
1.650% Senior Notes Due 2029	COF29	New York Stock Exchange
(1) Each depositary share represents a 1/40th interest in a share of the respective series of preferred stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 21, 2019, Capital One Financial Corporation (the “Company”) issued a press release announcing that it will redeem all outstanding shares of its Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C, $0.01 par value per share (“Series C Preferred Stock”) and the corresponding depositary shares representing fractional interests in the Series C Preferred Stock (“Series C Depositary Shares”). The Company will also redeem all outstanding shares of its Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series D, $0.01 par value per share (“Series D Preferred Stock”) and the corresponding depositary shares representing fractional interests in the Series D Preferred Stock (“Series D Depositary Shares”).

The Series C Depositary Shares (NYSE: COF PRC, CUSIP: 14040H600), each representing a 1/40th interest in a share of Series C Preferred Stock, and the Series D Depositary Shares (NYSE: COF PRD, CUSIP: 14040H709), each representing a 1/40th interest in a share of Series D Preferred Stock, will be redeemed simultaneously with the redemption of the Series C Preferred Stock and Series D Preferred Stock, respectively, in each case at a redemption price of $25 per depositary share (equivalent to $1,000 per share of preferred stock). All 20 million outstanding Series C Depositary Shares, and all 20 million outstanding Series D Depositary Shares, will be redeemed on the dividend payment date of December 2, 2019.

Regular dividends on the outstanding shares of the Series C Preferred Stock and Series D Preferred Stock will be paid separately to holders of record as of the close of business on November 15, 2019, in the customary manner. On and after the redemption date, all dividends on the shares of Series C Preferred Stock and Series D Preferred Stock will cease to accrue.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 21, 2019
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: October 21, 2019	By:	/s/ Matthew W. Cooper
Matthew W. Cooper
General Counsel

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